                              PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        N. Clara Pitcairn, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                /s/N. Clara Pitcairn
                                --------------------
                                   N. Clara Pitcairn


Dated:  10-24-95

                              PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Alvin A. Clay III, whose signature appears below, does hereby constitute and appoint Lawrence R. Bardfeld as his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995 pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney shall do or cause to be done by virtue thereof.



                                /s/Alvin A. Clay III
                                --------------------
                                   Alvin A. Clay III


Dated:  10-23-95

                              PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Dirk Junge, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                     /s/Dirk Junge
                                     -------------
                                        Dirk Junge



Dated: October 30, 1995

                             PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Feodor Pitcairn, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                   /s/Feodor Pitcairn
                                   ------------------
                                      Feodor Pitcairn



Dated:  11-1-95

                             PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Clark D. Pitcairn, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                     /s/ Clark D. Pitcairn
                                     ---------------------
                                         Clark D. Pitcairn



Dated:  10-23-95

                             PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Anthony P. Terracciano, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                     /s/Anthony P. Terracciano
                                     -------------------------
                                      Anthony P. Terracciano



Dated:  October 30, 1995

                              PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Lachlan Pitcairn, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                /s/Lachlan Pitcairn
                                -------------------
                                   Lachlan Pitcairn



Dated:  October 30, 1995

                             PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Stephen Pitcairn, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                     /s/ Stephen Pitcairn
                                     --------------------
                                         Stephen Pitcairn



Dated:  10-25-95

                             PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Alan Pitcairn, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                     /s/ Alan Pitcairn
                                     -----------------
                                         Alan Pitcairn



Dated:  10-23-95

                              PITCAIRN GROUP L. P.

                               POWER OF ATTORNEY


        Garthowen Pitcairn, whose signature appears below, does hereby constitute and appoint Alvin A. Clay III and Lawrence R. Bardfeld, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable Pitcairn Group L. P. (the "Partnership") to comply with the Securities and Exchange Act of 1934, as amended ("Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of the Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, pursuant to said Act including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as director and/or officer of the managing general partner of the Partnership any such Report and any amendments thereto filed with the Securities and Exchange Commission under said Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.



                                     /s/ Garthowen Pitcairn
                                     ----------------------
                                        Garthowen Pitcairn



Dated: 10-9-95

47